                                                                   EXHIBIT 3.141

                           UTAH DEPARTMENT OF COMMERCE
                   DIVISION OF CORPORATIONS & COMMERCIAL CODE
                 160 EAST 300 SOUTH, 2ND FLOOR, S.M. BOX 146705
(SEAL)                  SALT LAKE CITY, UT 84114-6705
                              PHONE: (801) 530-4849
                     TOLL FREE: (877)526-3994 UTAH RESIDENTS
                               FAX:(801) 530-6438
                     WEB SITE: HTTP://WWW.COMMERCE.UTAH.GOV

Registration Number: 619498-0142                                 August 15, 2003
Business Name:       U-HAUL CO. OF UTAH, INC.
Registered Date:     MARCH 3, 1969

                                CERTIFIED COPY OF
                     THE ARTICLES OF INCORPORATION, ARTICLES
                      OF AMENDMENT, AND ARTICLES OF MERGER

THE UTAH DIVISION OF CORPORATIONS AND COMMERCIAL CODE ("DIVISION") HEREBY CERTIFIES THAT THE ATTACHED IS TRUE, CORRECT, AND COMPLETE COPY OF THE ARTICLES OF

                             U-HAUL CO OF UTAH, INC.

AS APPEARS OF RECORD IN THE OFFICE OF THE DIVISION.

                                    /s/ Kathy Berg
(SEAL)
                                    Kathy Berg
                                    Director
                                    Division of Corporations and Commercial Code

Dept. of Professional Licensing   Real Estate   Public Utilities    Securities    Consumer Protection
         (801)530-6628           (801)530-6747   (801)530-6651    (801)530-6600     (801)530-6601

                            ARTICLES OF INCORPORATION

                                       OF

                       AMERCO MARKETING CO. OF UTAH, INC.

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Utah.

                                    ARTICLE I

         The name of the corporation is AMERCO MARKETING CO. OF UTAH, INC.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Utah upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Utah.

Page One of Three Pages

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are Five Thousand shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Fifty Thousand ($50,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o C. T. Corporation System, 175 South Main Street, Salt Lake City, Utah, and the name of the resident agent at said address is C. T. Corporation System.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

         Jerry L. Cline              2319 South Main Street
                                     Salt Lake City, Utah

         Charles Dinneen             2319 South Main Street
                                     Salt Lake City, Utah

         Patricia Cline              2319 South Main Street
                                     Salt Lake City, Utah

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

         David L. Helsten            2727 North Central Avenue
                                     Phoenix, Arizona 85004

         John A. Lorentz             2727 North Central Avenue
                                     Phoenix, Arizona 85004

         Arthur G. Seifert           2727 North Central Avenue
                                     Phoenix, Arizona 85004

         IN WITNESS WHEREOF, we have hereunto set our hand and seal this 19th day of October, 1970.

Page Two of Three Pages

                                     /s/ David L. Helsten
                                     -------------------------------------------
                                     David L. Helsten

                                     /s/ John A. Lorentz
                                     -------------------------------------------
                                     John A. Lorentz

                                     /s/ Arthur G. Seifert
                                     -------------------------------------------
                                     Arthur G. Seifert

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

         On this 19th Day of October, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, John A. Lorentz and Arthur G. Seifert, known to me to be the persons named in and who executed the foregoing instrument, and who acknowledged that they had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 19th day of October, 1970.

                                     /s/ Helen H. Delamater
                                     -------------------------------------------
                                     Helen H. Delamater
                                     Notary Public for the State of Arizona
                                     Residing at Tempe, Arizona
                                     My Commission expires August 13, 1972

         (NOTARIAL SEAL)

Page Three of Three Pages

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Utah

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                       AMERCO MARKETING CO. OF UTAH, INC.

         In Witness Whereof, this corporation has caused this consent to be executed this 21st day of October, 1970.

                                     AMERCO, an Arizona corporation

                                     BY: /s/ L. S. Shoen
                                         ---------------------------------------
                                         L. S. Shoen - President

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 21st day of October, 1970.

                                     /s/ Helen H. Delamater
                                     -------------------------------------------
                                         Notary Public

                                             My Commission Expires Aug. 13, 1972

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

                                       OF

                       AMERCO MARKETING CO. OF UTAH, INC.

                               A UTAH CORPORATION

         The undersigned, Larry T. Crofts and Shonya Heusser, do hereby certify that they are respectively the duly elected and acting President and Secretary of AMERCO MARKETING CO. OF UTAH, INC., a Utah corporation and further declare and certify as follows:

         1.       The name of the corporation is AMERCO MARKETING CO. OF UTAH,
                  INC.

         2. The amendment adopted by the Board of Directors and approved by a unanimous vote of the stockholders is as follows:

                  RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended as follows:

                                    ARTICLE I

                  The name of the corporation shall be U-HAUL CO. OF UTAH, INC.

         3. The date of the adoption of the amendment by the shareholders was February 21, 1973.

         4. The number of shares outstanding and entitled to vote thereon is 500.

         5. The number of shares voting for the amendment was 500 and the number of shares voting against the amendment was none.

         IN WITNESS WHEREOF, we have hereunto set our hands as officers of said corporation this 8th day of March, 1973.

                                     /s/ Larry T. Crofts
                                     -------------------------------------------
                                     Larry T. Crofts                   President

                                     /s/ Shonya Heusser
                                     -------------------------------------------
                                     Shonya Heusser                    Secretary

/s/ [ILLEGIBLE]

My Commission Expires Nov. [ILLEGIBLE]

Page One of Two Pages

STATE OF UTAH       )
                    ) ss.
COUNTY OF SALT LAKE )

         On this the 8th day of March, 1973, before me, the undersigned, a Notary Public in and for said county and state, personally appeared Larry T. Crofts and Shonya Heusser, known to me to be the persons named in and who executed the foregoing Articles of Amendment, and acknowledged to me that they executed the same freely and voluntarily for the uses and purposes therein expressed and that the matters therein contained are true of their own knowledge.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                                   Notary Public
                                                                Salt Lake County

                     My Commission Expires Nov. [ILLEGIBLE]

(Notarial Seal)

        /s/ [ILLEGIBLE]

My Commission Expires Nov. [ILLEGIBLE]

Page Two of Two Pages

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Utah.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is: AMERCO MARKETING CO. OF UTAH, INC.

         3. The name the corporation shall adopt by amending its Articles of Incorporation is: U-HAUL. CO. OF UTAH, INC.

         In Witness Whereof, this corporation has caused this consent to be executed this 28th day of February, 1973.

                                   U-HAUL CO., a Utah corporation

                                   By: /s/ Arthur G. Seifert
                                      ------------------------------------------
                                      Arthur G. Seifert, Assistant Secretary

STATE OF ARIZONA      )
                      ) ss.
COUNTY OF MARICOPA    )

         Before me, a Notary Public, personally appeared Arthur G. Seifert, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 28th day of February, 1973.

         (SEAL)

                              /s/ Helen H. Delamater
                              ------------------------------------------
                                   Notary Public   -    State of Arizona
                           My commission expires August 13, 1976
document Index - 616498-0142

Class - Amendments

License Number
616498-0142

Date
3/19/1973

Time Stamp
2003-07-21-09.24.22.000001

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PlAN/AGREEMENT/ARTICLES OF MERGER dated this 9th day of August, 1989, entered into by U-Haul Co. of Utah, Inc., a Utah corporation, the surviving corporation and Salt Lake Rental Equipment Repair Shop, Inc., a Utah corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Utah which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 50 West Broadway, Salt Lake City, Utah 84101.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                               NUMBER OF
                   NUMBER OF    SHARES          NUMBER       NUMBER
  COMPANY            SHARES    ENTITLED         VOTED         VOTED
   NAME           OUTSTANDING  TO VOTE           FOR         AGAINST
   ----           -----------  -------           ---         -------
U-HAUL CO.
OF UTAH, INC.          500        500             500          -0-

SALT LAKE RENTAL
EQUIPMENT REPAIR     3,200      3,200           3,200          -0-
SHOP, INC.

                                       V

         The Constituent corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Utah, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Utah.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                      Surviving Corporation: U-HAUL CO. OF
                                             UTAH, INC., a Utah
                                             Corporation

                      By: /s/ Clive L. Haws
                          ----------------------------
                          Clive L. Haws, President

Verified

By: /s/ Shonya Heusser
    -----------------------------
    Shonya Heusser, Secretary

                      Absorbed Corporation:  SALT LAKE RENTAL
                                             EQUIPMENT REPAIR,
                                             SHOP, INC., a Utah
                                             Corporation

                      By: /s/ Clive L. Haws
                          -------------------------
                          Clive L. Haws, President

Verified

By: /s/ Shonya Heusser
    -----------------------------
    Shonya Heusser, Secretary

STATE OF UTAH

COUNTY OF SALT LAKE

         On this 16th day of August, 1989, before me, the undersigned Notary Public, personally appeared Clive L. Haws, known to me to be the President of u-Haul Co. of Utah, Inc., a Utah corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                     /s/ Shonya Heusser, Salt Lake County
                                     ------------------------------------
                                     NOTARY PUBLIC

         (NOTARY SEAL)               ex. 10.30.91

STATE OF UTAH

COUNTY OF SALT LAKE

         On this 16th day of August, 1989, before me, the undersigned Notary Public, personally appeared Clive L. Haws known to me to be the President of Salt Lake Rental Equipment Repair Shop, Inc., a Texas corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                     /s/ Shonya Heusser, Salt Lake County
                                     ------------------------------------
                                     NOTARY PUBLIC

         (NOTARY SEAL)               ex. 10.30.91

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                            U-HAUL CO. OF UTAH, INC.

                                       AND

                  SALT LAKE RENTAL EQUIPMENT REPAIR SHOP, INC.

                             BOTH UTAH CORPORATIONS

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Utah, Inc., a Utah corporation & Salt Lake Rental Equipment Repair Shop, Inc., a Utah corporation, does hereby approve & adopt the Plan of Merger between said corporations, whereby Salt Lake Rental Equipment Repair Shop, Inc., a Utah Corporation, shall be absorbed into U-Haul Co. of Utah, Inc., being the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                                  AMERCO, a Nevada corporation

                                                  By: /s/ John M. Dodds
                                                      ------------------------
                                                      John M. Dodds